SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            July 24, 2001
                                                --------------------------------
                               Trenwick Group Ltd.
             (Exact Name of Registrant as Specified in its Charter)



Bermuda                               1-16089                        98-0232340
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                   File Number)             Identification No.)


Continental Building, 25 Church Street                        Not Applicable
Hamilton HM12, Bermuda
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code  (441)292-4985
--------------------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. - Other Events


         On July 24, 2001, Trenwick Group Ltd. issued a press release announcing second quarter earnings charges. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release of Trenwick Group Ltd. issued July 24, 2001.



                                            SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK GROUP LTD.


                                            By:   /s/ James F. Billett, Jr.
                                               ---------------------------------
                                                  James F. Billett, Jr.
                                                  Chairman, President and
                                                  Chief Executive Officer




Dated:  July 25, 2001





                                  EXHIBIT INDEX



Exhibit                    Description of Exhibit
-------                    ----------------------

99.1     Press release of Trenwick Group Ltd. issued July 24, 2001.